UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Long Term Incentive Plan Form Agreement

On February 11, 2014, the Compensation Committee of the Board of Directors of Clearwater Paper Corporation (the “Company”) approved a form of Performance Share Agreement, a form of Restricted Stock Unit Agreement and a form of Stock Option Agreement to be used from time to time by the Company under the Company’s 2008 Stock Incentive Plan. Copies of the Performance Share Agreement, Restricted Stock Unit Agreement and Stock Option Agreement forms are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Approval of Amended and Restated Annual Incentive Plan

On February 11, 2014, the Compensation Committee also approved amendments to the Company’s Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to link compensation to annual company performance by awarding cash bonuses for achieving pre-established performance goals. The amendments approved by the Compensation Committee included the elimination of a separate bonus pool for divisional performance and the inclusion of a clawback provision.

The above summary is qualified in its entirety by reference to the text of the Incentive Plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Performance Share Agreement, as amended and restated February 11, 2014, to be used for annual performance share awards approved subsequent to December 31, 2013.

10.2	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Restricted Stock Unit Agreement, as amended and restated February 11, 2014, to be used for annual restricted stock unit awards approved subsequent to December 31, 2013.

10.3	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Stock Option Agreement, as amended and restated February 11, 2014, to be used for annual restricted stock unit awards approved subsequent to December 31, 2013.

10.4	Clearwater Paper Corporation Amended and Restated Annual Incentive Plan, effective as of January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Performance Share Agreement, as amended and restated February 11, 2014, to be used for annual performance share awards approved subsequent to December 31, 2013.

10.2	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Restricted Stock Unit Agreement, as amended and restated February 11, 2014, to be used for annual restricted stock unit awards approved subsequent to December 31, 2013.

10.3	Clearwater Paper Corporation 2008 Stock Incentive Plan—Form of Stock Option Agreement, as amended and restated February 11, 2014, to be used for annual restricted stock unit awards approved subsequent to December 31, 2013.

10.4	Clearwater Paper Corporation Amended and Restated Annual Incentive Plan, effective as of January 1, 2014.

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